October 1, 2022

Summary

Prospectus

USAA PRECIOUS METALS AND MINERALS FUND

Fund Shares (USAGX) ⬛ Institutional Shares (UIPMX) ⬛ Class A (UPMMX)

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund including the Fund's Statement of Additional Information ("SAI") online at VictoryFunds.com. You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to VictoryMail@vcm.com. The Fund's statutory prospectus and SAI dated October 1, 2022, are incorporated hereby by reference.

You also may obtain this information at no cost from your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Investment Objective

The USAA Precious Metals and Minerals Fund (the "Fund") seeks long-term capital appreciation and to protect the purchasing power of your capital against inflation.

Fund Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more USAA Mutual Funds or Victory Funds. More information about these and other discounts is available under Investing with the USAA Mutual Funds on page 18 of the Fund's prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.

Shareholder Fees

(fees paid directly from your investment)

	Fund	Inst.	Class
	Shares	Shares	A

Maximum Sales Charge (load)
Imposed on Purchases (as a
percentage of offering price)	None	None	5.75%

Maximum Deferred Sales Charge
(load) (as a percentage of the			None1
lower of purchase or sales price)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.
	Shares	Shares	Class A

Management Fee	0.72%2	0.73%2	0.72%2
Distribution and/or Service
(12b-1) Fees	None	None	0.25%

Other Expenses	0.40%	0.32%	0.37%

Total Annual Fund Operating
Expenses	1.12%	1.05%	1.34%

Fee Waiver/Expense
Reimbursement	None	(0.07%)	(0.03%)

Total Annual Fund Operating	1.12%3	0.98%3	1.31%3
Expenses after Reimbursement

1A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

2The management fee (which is equal to an annualized rate of 0.75% of the Fund's average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average nets assets of a share class) based on the share class' performance relative to the Lipper Precious Metals Equity Funds Index. Assets and performance are each measured over a rolling 36- month period (or number of months since the date of investment advisory agreement, if shorter). See Organization and Management of the Fund section for a description of the performance adjustment.

3Victory Capital Management Inc. (the "Adviser") has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.27% of the Fund Shares, 1.00% of the Institutional Shares, and 1.34% of the Class A shares, through at least September 30, 2023. The Adviser is permitted to recoup fees waived and expenses reimbursed for up to three years after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This agreement may only be terminated by the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$114	$356	$617	$1,363

Inst. Shares	$100	$327	$573	$1,276

Class A	$701	$972	$1,264	$2,092

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies (including those located in emerging markets) principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

Principal Risks

The Fund's investments are subject to the following principal risks:

Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

Natural Resource and Precious Metals Risk – Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals and natural resources industries, there are additional risks involved in investing in the securities of companies in these industries. The natural resources and precious metals and minerals industries can be significantly affected by global economic, financial, and political developments. Investments related to natural resources and precious metals and minerals may fluctuate in price significantly over short periods of time. However, because the market action of such securities has tended to move independently of the broader financial markets, the addition of these securities to a portfolio may reduce overall fluctuations in portfolio value.

Non-Diversification Risk –The Fund is non-diversified, which means that it may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.

Large Shareholder Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 education savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index, an additional broad-based securities market index with investment characteristics similar to the Fund, and an index of funds with similar investment objectives.

Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund's most current performance information is available on the Fund's website at vcm.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares, but not any differences in the fees and expenses.

Calendar Year Returns for Fund Shares

60%
			46.26%	42.97%
45%

30%					25.85%
				9.65%
15%

0%

-15%

	-11.86%	-8.27%		-12.26%	-10.15%

-30%-26.53%

-45%

-60%

-51.32%

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Year-to-date return of Fund Shares as of June 30, 2022, was -16.60%.

During the periods shown in the chart:	Returns Quarter ended
Highest Quarter Return	58.45% June 30, 2020
Lowest Quarter Return	-36.50% June 30, 2013
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns depend on your tax situation and may differ from those shown.
If you hold your shares through a tax-deferred arrangement,
such as an individual retirement account ("IRA") or
401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Average Annual Total Returns
For Periods Ended December 31, 2021
		1 Year	5 Years	10 Years

Fund Shares

Return Before Taxes		-10.15%	9.24%	-4.10%

Return After Taxes on Distributions		-10.15%	9.23%	-4.32%

Return After Taxes on Distributions and Sale of Fund Shares		-5.70%	7.36%	-3.02%

Institutional Shares

Return Before Taxes		-10.04%	9.56%	-3.84%

Class A

Return Before Taxes		-15.45%	7.85%	-4.78%

Indexes

MSCI All-Country World Index (reflects no deduction for fees, expenses, or taxes
excluding foreign withholding taxes)		18.54%	14.40%	11.85%

MSCI ACWI Gold Miners IMI Index (reflects no deduction for fees, expenses, or taxes
excluding foreign withholding taxes)		-8.19%	10.46%	-3.88%

Lipper Precious Metals Equity Funds Index (reflects no deduction for taxes)		-9.74%	9.17%	-2.76%

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser's Victory Solutions platform.

Portfolio Managers

Tenure with
	Title	the Fund

Mannik S. Dhillon,	President, VictoryShares and	Since 2019
CFA, CAIA	Solutions

Lance Humphrey	Portfolio Manager,	Since February
	VictoryShares and Solutions	2021

Elie Masri	Portfolio Manager,	Since February
	VictoryShares and Solutions	2021
Purchase and Sale of Shares
Investment Minimums	Fund Shares	Inst. Shares	Class A

Minimum Initial
Investment	$3,000	$1,000,000	$2,500

Minimum Subsequent
Investments	$50	None	$50

You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

For Class A shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts ("IRAs"), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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